--------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MAY 29, 2001
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          SABRE HOLDINGS CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                  1-12175                      75-2662240
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NO.)            (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                             4255 AMON CARTER BLVD.
                            FORT WORTH, TEXAS 76155
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-6400

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

--------------------------------------------------------------------------------

ITEM 9.    REGULATION FD DISCLOSURE.

    On May 29, 2001, Registrant will distribute "The Edge" to the public and the investment community. The Edge is a periodic newsletter for the investment community that is designed to provide updates regarding events and developments affecting the Registrant, as well as the Registrant's revenue and earnings outlook. The current edition of The Edge will be available on the "Investor Relations" section of Registrant's Web site at www.sabre.com beginning on May 29, 2001.

    This issue of The Edge addresses Sabre's recently announced agreements with EDS relating to the sale of Sabre's airline infrastructure outsourcing business to EDS, Sabre's purchase of outsourcing services from EDS, and the joint marketing of software products and other technology services by Sabre and EDS. This issue also notes the completion of Sabre's purchase of Sabre Pacific, Sabre's agreements with five air carriers to provide co-branded versions of the Sabre Virtually There Web site, and the debut of the Sabre eVoya Webtop tool.

    This issue of The Edge also summarizes financial highlights for the first quarter 2001, discusses changes to the way Sabre calculates regional booking share, and gives management's financial outlook for the second quarter of 2001 and for the full year 2001.

CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS

    Statements in this report, and in the Company's news releases, analyst newsletters, conference calls, web sites, and elsewhere, which are not purely historical facts, including statements about the proposed EDS transaction, the preliminary unaudited pro forma condensed consolidated financial statements, the Company's forecasted revenues and earnings, future bookings outlook, technology adoption rates, or other statements about the Company 's anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements.

    All forward-looking statements are based upon information available to the Company on the date the statements are first published. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

    Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the proposed transaction not being completed; integration and migration of IT operations by the Company and EDS; competition from established and emerging travel distribution channels; travel agency consolidation and increased competition for travel agency subscribers; airlines limiting their participation in travel marketing and distribution services; changes in relationships with principal customers; rapid technological changes; systems failures or constraints and business interruptions; and revenues being highly dependent on the travel and transportation industries.

    Further information regarding factors that could affect the Company's financial and other results can be found in the risk factors section of the Company's most recent filing on Form 10-Q with the Securities and Exchange Commission.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SABRE HOLDINGS CORPORATION



                                       By:  /s/ James F. Brashear
                                          -----------------------------------
                                       Name:    James F. Brashear
                                       Title:   Corporate Secretary

Date: May 29, 2001